SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 17, 2002


                           MAINSOURCE FINANCIAL GROUP
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On December 30, 2002, the Company announced the issuance of $8,000,000 of variable rate Trust Preferred Securities and the redemption of $8,425,000 of its current outstanding fixed rate Trust Preferred Securities. The redemption date for the fixed rate securities will be February 11, 2003. Attached as Exhibit
99.1 is the news release.

On December 17, 2002, the Company announced that their Board of Directors approved a 5% stock dividend to be paid on January 17, 2003 to shareholders of record as of December 31, 2002. Attached as Exhibit 99.2 is the news release.


Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

 Exhibit No.   Description
 -----------   -----------

    99.1 MainSource Financial Group News Release; issuance of $8,000,000 of variable rate Trust Preferred Securities and the redemption of $8,425,000 of its current outstanding fixed rate Trust Preferred Securities.

    99.2 MainSource Financial Group News Release; 5% stock dividend to be paid on January 17, 2003 to shareholders of record as of December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP


                           December 30, 2002

                           /s/ James L. Saner Sr
                           -------------------------------------------------
                           James L. Saner Sr
                           President and Chief Executive Officer


                           December 30, 2002

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer


                           December 30, 2002

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    99.1 MainSource Financial Group News Release; issuance of $8,000,000 of variable rate Trust Preferred Securities and the redemption of $8,425,000 of its current outstanding fixed rate Trust Preferred Securities.

    99.2 MainSource Financial Group News Release; 5% stock dividend to be paid on January 17, 2003 to shareholders of record as of December 31, 2002.